                                                                   EXHIBIT 10.35


                POST PROPERTIES, INC. DEFERRED COMPENSATION PLAN
                 FOR DIRECTORS AND EXECUTIVE COMMITTEE MEMBERS
                            AS AMENDED AND RESTATED
                                EFFECTIVE AS OF
                                JANUARY 1, 2000

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ss. 1. PURPOSE....................................................................................................1
       -------


ss. 2. DEFINITIONS................................................................................................1
       -----------

         2.1      Account.........................................................................................1
         2.2      Base Salary.....................................................................................1
         2.3      Beneficiary.....................................................................................2
         2.4      Board...........................................................................................2
         2.5      Bonus...........................................................................................2
         2.6      Change in Control...............................................................................2
         2.7      Disability......................................................................................3
         2.8      Distribution Subaccount.........................................................................3
         2.9      Distribution Election Date......................................................................3
         2.10     Director........................................................................................3
         2.11     Executive Committee Member......................................................................4
         2.12     Meeting Fees....................................................................................4
         2.13     MPIP............................................................................................4
         2.14     1934 Act........................................................................................4
         2.15     Participating Employer..........................................................................4
         2.16     Post............................................................................................4
         2.17     Post Apartment Homes............................................................................4
         2.18     Post Stock......................................................................................5
         2.19     Retainer........................................................................................5

ss. 3. DEFERRAL ELECTIONS.........................................................................................5
       ------------------

         3.1      Initial Election................................................................................5
                  (a)      First Term Directors...................................................................5
                  (b)      Executive Committee Members............................................................6
         3.2      Annual Deferral Elections.......................................................................8
         3.3      Automatic Election Extension....................................................................8
         3.4      Account Credits.................................................................................8
                  (a)      Director...............................................................................8
                  (b)      Executive Committee Member.............................................................9
         3.5      Participating Employer..........................................................................9

ss. 4. ACCOUNT ADJUSTMENTS.......................................................................................10
       -------------------

         4.1      Alternatives...................................................................................10
         4.2      Elections......................................................................................10
         4.3      Adjustments....................................................................................11

ss. 5. DISTRIBUTION ELECTION DATE................................................................................11
       --------------------------

         5.1      General Rule...................................................................................11
         5.2      Death or Disability............................................................................12
         5.3      Change in Control..............................................................................12

ss. 6. DISTRIBUTIONS.............................................................................................13
       -------------

         6.1      General........................................................................................13
         6.2      Distribution Forms.............................................................................13
                  (a)      Standard Lump Sum.....................................................................13
                  (b)      Five Annual Installments..............................................................14
                  (c)      Ten Annual Installments...............................................................14
         6.3      Hardships......................................................................................15
         6.4      Beneficiary....................................................................................16
                  (a)      Designation...........................................................................16
                  (b)      Distribution..........................................................................17
         6.5      Post Stock.....................................................................................17
         6.6      General Assets.................................................................................18
                  (a)      Director..............................................................................18
                  (b)      Executive Committee Member............................................................18

ss. 7. MISCELLANEOUS.............................................................................................18
       -------------

         7.1      Making and Revoking Elections..................................................................19
         7.2      No Liability...................................................................................19
         7.3      No Assignment; Binding Effect..................................................................19
         7.4      Construction...................................................................................19
         7.5      No Contract of Employment......................................................................20
         7.6      Amendment and Termination......................................................................20
         7.7      Administration.................................................................................20
         7.8      Effective Date.................................................................................21

                                    ss. 1.
                                    PURPOSE

         The purpose of this Plan is to provide a mechanism under which (i) a Director can elect to defer the payment of all or a portion of his or her Meeting Fees and Retainer or his or her Meeting Fees or Retainer until his or her Distribution Election Date, (ii) an Executive Committee Member can elect to defer the payment of all or a portion of his or her Bonus and Base Salary or Bonus or Base Salary until his or her Distribution Election Date and (iii) Post can pay the amounts deferred as adjusted to track the investment performance of the investment alternative elected by the Director or Executive Committee Member.

                                    ss. 2.
                                  DEFINITIONS

         2.1 Account -- means the bookkeeping account which shall be maintained by Post for each Director and for each Executive Committee Member as part of Post's books and records to show as of any date the interest, if any, of each Director and each Executive Committee Member in this Plan, and each Account shall consist of one, or more than one, Distribution Subaccount, depending on whether the Director or Executive Committee Member has elected one, or more than one, Distribution Election Date.

         2.2 Base Salary -- means an Executive Committee Member's base salary which is payable by Post, Post Apartment Homes or any other Participating Employer.

         2.3 Beneficiary -- means the person or persons designated as such in accordance with ss. 6.4.

         2.4 Board -- means the Board of Directors of Post.

         2.5 Bonus -- means an Executive Committee Member's annual bonus which is payable by Post, Post Apartment Homes or any other Participating Employer under the MPIP.

         2.6 Change in Control -- means (1) a "change in control" of Post of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A for a proxy statement filed under Section 14(a) of the 1934 Act,
(2) a "person" (as that term is used in Section 14(d)(2) of the 1934 Act) becomes after the effective date of this Plan the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) directly or indirectly of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of Post, (3) the individuals who at the beginning of any period of two consecutive years or less constitute the Board cease for any reason during such period to constitute at least a majority of the Board, unless the election or nomination for election of each new member of the Board was approved by vote of at least two-thirds of the members of the Board then still in office who were members of the Board at the beginning of such period, (4) the shareholders of Post approve any dissolution or liquidation of Post or any sale or disposition of 50% or more of the assets or business of Post or (5) the shareholders of Post approve a merger or consolidation to which Post is a party (other than a merger or consolidation with a wholly-owned subsidiary of Post) or a share exchange in which Post shall exchange Post shares for shares of another corporation as a result of which the persons who were shareholders of Post immediately before the effective date of such merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange.

         2.7 Disability -- means any condition which qualifies a Director or an Executive Committee Member for long term disability benefits under any plan maintained by Post which provides long term disability benefits to participants or which Post determines would qualify a Director or an Executive Committee Member for such benefits if he or she was a participant in such plan.

         2.8 Distribution Subaccount -- means a subaccount which shall be maintained as part of each Director's Account and each Executive Committee Member's Account which shows his or her interest in this Plan which is scheduled to be distributed as of the same Distribution Election Date.

         2.9 Distribution Election Date -- means the distribution date described in ss. 5 as applicable to each Distribution Subaccount.

         2.10 Director -- means any person (other than a person who is an employee of Post, Post Apartment Homes or any other Participating Employer) who has been elected a member of the Board and any former member of the Board for whom an Account is maintained under this Plan.

         2.11 Executive Committee Member -- means an employee of Post, Post Apartment Homes or any other Participating Employer who is a member of Post's Executive Committee and any former member of Post's Executive Committee for whom an Account is maintained under this Plan.

         2.12 Meeting Fees -- means the fees which are payable to a Director exclusively for attending a meeting of the Board or a meeting of a committee of the Board.

         2.13 MPIP -- means the Post Management Performance Incentive Plan as in effect from time to time and any successor to such plan.

         2.14 1934 Act -- means the Securities Exchange Act of 1934, as amended.

         2.15 Participating Employer -- means Post, Post Apartment Homes, and any organization related to Post or to Post Apartment Homes which pays, or has an obligation to pay, all or a part of an Executive Committee Member's Bonus or Base Salary and which effects such payments through, or which has such payments processed by, Post Apartment Homes.

         2.16 Post -- means Post Properties, Inc., a Georgia corporation, and any successor to such corporation. 2.17 Post Apartment Homes -- means Post Apartment Homes, L.P., a Georgia limited partnership, and any successor to such partnership.

         2.17 Post Apartment Homes -- means Post Apartment Homes, L.P., a Georgia limited partnership, and any successor to such partnership.

         2.18 Post Stock -- means the common stock of Post, par value $.01 per share.

         2.19 Retainer -- means all fees which are payable to a Director for services as a member of the Board except Meeting Fees.

                                    ss. 3.
                               DEFERRAL ELECTIONS

         3.1 Initial Election

         (a) First Term Directors.

                  (1) A person who is nominated for election as a Director (other than a person who was a Director immediately before such nomination) shall have the right at any time before the effective date of his or her election to the Board to elect on the form provided for this purpose to defer the payment of all or a portion of his or her Meeting Fees and Retainer or Meeting Fees or Retainer which are otherwise payable during the first calendar year he or she serves as a Director. Any deferral election which is made by a person before the effective date of his or her election to the Board and not revoked before such effective date shall become irrevocable on the effective date of the Director's election to the Board, and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes such effective date.

                  (2) A person who is elected in any calendar year as a Director (other than a person who was a Director immediately before such election or who made an effective election under ss. 3.1(a)(1)) shall have the right at any time before the end of the 60-day period immediately following the effective date of his or her election to the Board to elect on the form provided for this purpose to defer the payment of all or a portion of his or her Meeting Fees and Retainer or Meeting Fees or Retainer, if any, which are otherwise payable after the date his or her deferral election under this ss. 3.1(a)(2) becomes effective. Any such deferral election which is made and not revoked before the end of such 60-day period shall become effective and irrevocable immediately after the end of such 60-day period, and a deferral election once effective shall remain irrevocable through the end of the calendar year which includes the effective date of such deferral election.

         (b) Executive Committee Members

                  (1) New Executive Committee Member. A person who Post designates as an Executive Committee Member for the first time shall have the right at any time before the end of the 60-day period immediately following the effective date of such designation to elect on the form provided for this purpose (A) to defer the payment of all or a portion of his or her Base Salary, if any, which is payable after the date his or her deferral election under this ss. 3.1(b)(1) becomes effective and (B) to defer a portion of his or her Bonus which is payable for the calendar year in which such election becomes effective, and such portion of such Bonus shall not exceed a fraction of such Bonus, the numerator of which shall be the number of full calendar months remaining in such calendar year after such election becomes effective and the denominator of which shall be 12. Any such deferral election which is made and not revoked before the end of such 60-day period shall become effective and irrevocable immediately after the end of such 60-day period, and a deferral election once effective shall remain irrevocable through the end of the calendar year which includes the effective date of such deferral election.

                   (2) Effective Date Start-Up Election. Post shall provide each person who will be an Executive Committee Member on January 1, 2000 the opportunity before January 1, 2000 to elect on the form provided for this purpose to defer the payment of all or a portion of his or her Base Salary which is otherwise payable after December 31, 1999. Any such deferral election which is made and not revoked before January 1, 2000 shall be effective and irrevocable on January 1, 2000, and a deferral election once effective shall remain irrevocable through the end of the calendar year which includes the effective date of such deferral election.

         3.2 Annual Deferral Elections. A person who is a Director or an Executive Committee Member shall have the right before the beginning of any calendar year to elect on the form provided for this purpose to defer the payment of all or a portion of his or her Bonus and Base Salary or Bonus or Base Salary, Meeting Fees and Retainer or Meeting Fees or Retainer which are otherwise payable during such calendar year or, with respect to a Bonus, which is payable for such calendar year. Any election which is made and which is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

         3.3 Automatic Election Extension. If a Director or an Executive Committee Member has made a deferral election under either ss. 3.1 or ss. 3.2 for any calendar year and has not revoked such election before the beginning of any subsequent calendar year, such election automatically shall remain in effect for such subsequent calendar year and, further, automatically shall be irrevocable during such subsequent calendar year.

         3.4 Account Credits.

         (a) Director. The Meeting Fees and Retainer or Meeting Fees or Retainer which a Director elects to defer under this ss. 3 shall be credited to his or to her Account as of the date Post determines that such fees otherwise would have been payable directly to the Director if no election had been made under this ss. 3.

         (b) Executive Committee Member. Any Bonus and Base Salary or Bonus or Base Salary for any calendar year which an Executive Committee Member elects to defer under this ss. 3 shall be credited to his or her Account as of the date Post determines such Bonus and Base Salary or Bonus or Base Salary otherwise would have been payable directly to the Executive Committee Member if no election had been made under this ss. 3.

         3.5 Participating Employer. If an Executive Committee Member makes a deferral election under this ss. 3 with respect to his or her Base Salary and Bonus or Base Salary or Bonus, Post shall direct each Participating Employer otherwise responsible for the payment of all or a part of such Base Salary or Bonus to defer the payment of such Base Salary or Bonus (to the extent otherwise payable by such Participating Employer) in accordance with the terms of this Plan and any related deferral election made under this ss. 3 by such Executive Committee Member. Similarly, if an Executive Committee Member amends or terminates any such election under this ss. 3, Post shall direct each Participating Employer otherwise responsible for the payment of all or a part of such Base Salary or Bonus to take whatever action is necessary or appropriate under this Plan to effect such amended or terminated election.

                                    ss. 4.
                              ACCOUNT ADJUSTMENTS

         4.1 Alternatives. Post from time to time shall select one, or more than one, benchmark investment alternative, including Post Stock, that a Director or an Executive Committee Member can elect under ss. 4.2 that Post use to make adjustments to his or her Account as if the credits to such Account had been invested in such benchmark investment alternative and there were no commissions or other changes of any kind incurred with respect to the purchase, holding or sale of such investment.

Thus his or her Account shall be adjusted for increases and decreases in the market value of the benchmark investment alternative and for any dividends or any other distributions made with respect to the benchmark investment alternative as if the Account actually had been invested in such benchmark investment alternative. Post may establish limits on the portion of an Account that a Director or an Executive Committee Member can elect that Post use with respect to any single benchmark investment alternative, and Post may change the benchmark investment alternatives available under this ss. 4 at any time or from time to time with or without advance notice to a Director or an Executive Committee Member.

         4.2 Elections. Each Director and Executive Committee Member shall have the right to make and to change a benchmark investment alternative election under this ss. 4 in accordance with such procedures as established by Post or Post's delegate from time to time, and Post or Post's delegate shall have the right to change such procedures at any time with or without notice to any Director or Executive Committee Member. Furthermore, if a Director or an Executive Committee Member fails to timely make a benchmark investment alternative election, Post shall have the right either to disregard his or her deferral election under ss. 3 until such an election is made or to make such an election on behalf of the Director or Executive Committee Member.

         4.3 Adjustments. Post or Post's delegate shall adjust the credits to each Distribution Subaccount for any earnings and losses as if such credits actually had been invested in a benchmark investment alternative in accordance with the Director's or Executive Committee Member's election under this ss. 4.

                                    ss. 5.
                           DISTRIBUTION ELECTION DATE

         5.1 General Rule. Each Director and each Executive Committee Member as part of each deferral election under ss. 3 shall elect the date as of which he or she desires that the Distribution Subaccount attributable to such deferrals be distributed, and such date shall be either

         (a)      a January 1 of a specified calendar year after calendar year
                  2000,

         (b)      the date he or she reaches a specified age,

         (c) the date as of which his or her status as a Director terminates or the date he or she is no longer employed by Post, Post Apartment Homes or any other Participating Employer,

         (d)      the fifth anniversary of the date described in ss. 5.1(c),

         (e) the later of the dates described in ss. 5(a), ss. 5(b), ss. 5.1(c) or ss. 5(d), or

         (f) the earlier of the dates described in ss. 5(a), ss. 5(b), ss. 5.1(c) or ss. 5(d).

Any date described in ss. 5.1(a), ss. 5.1(b), ss. 5.1(c), ss. 5.1(d), ss. 5.1(e) or ss. 5.1(f) shall be referred to in this Plan as a "Distribution Election Date". No Director or Executive Committee Member shall have the right to change a Distribution Election Date for any deferrals after the date the related deferral election becomes irrevocable under ss. 3. If a Director or Executive Committee Member fails to elect the date as of which any of his or her Distribution Subaccounts shall be distributed, such Distribution Subaccount shall be distributed on the date described in ss. 5.1(c).

         5.2 Death or Disability. The date as of which a Director's status as such terminates as a result of his or her death or Disability or the date an Executive Committee Member is no longer employed by Post, Post Apartment Homes or any other Participating Employer as a result of his or her death or Disability automatically shall be treated as his or her Distribution Election Date for each Distribution Subaccount in his or her Account without regard to the Distribution Election Date which the Director or Executive Committee Member actually had elected under ss. 5.1.

         5.3 Change in Control. Each Director and each Executive Committee Member shall have the right to elect on the form provided for this purpose that the date of a Change in Control of Post shall be treated as his or her Distribution Election Date for his or her entire Account. An election under this ss. 5.3 may be made at any time and may be revoked at any time. If such an election is in effect on January 1, 2000 or, if later, the date which is one year before the date of such Change in Control, his or her entire Account shall be paid in cash in a lump sum to the Director or Executive Committee Member on, or as soon as practicable after, the date of such Change in Control even if the Director or Executive Committee Member had subsequently revoked such election.

                                    ss. 6.
                                 DISTRIBUTIONS

         6.1 General. The balance credited to a Director's or Executive Committee Member's Distribution Subaccount shall first become distributable as of his or her Distribution Election Date for such Distribution Subaccount. A Director or Executive Committee Member shall (subject to ss. 5.3) have the right to elect that such

Distribution Subaccount be distributed in one of the distribution forms described in ss. 6.2, and such Distribution Subaccount shall be distributed in accordance with the last election made by the Director or Executive Committee Member which is in effect on January 1, 2000 or, if later, on the date which is one year before the Distribution Election Date. If a Director or Executive Committee Member fails to elect the form in which a Distribution Subaccount shall be distributed, any such Distribution Subaccount shall be distributed in the form described in ss. 6.2(a).

         6.2 Distribution Forms.

         (a) Standard Lump Sum. A Director or Executive Committee Member shall have the right to elect that his or her Distribution Subaccount be distributed in cash in a lump sum, and a lump sum distribution shall be made as soon as practicable after his or her Distribution Election Date for such Distribution Subaccount.

         (b) Five Annual Installments. A Director or Executive Committee Member shall have the right to elect that a Distribution Subaccount be distributed in cash in five annual installments. If a Director's or Executive Committee Member's Distribution Subaccount is distributed under this distribution form, the first annual installment shall be made as soon as practicable after the Distribution Election Date for such Distribution Subaccount. The amount distributable each calendar year shall be determined by multiplying the balance credited to the Director's or Executive Committee Member's Distribution Subaccount by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the fifth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

         (c) Ten Annual Installments. A Director or Executive Committee Member shall have the right to elect that a Distribution Subaccount be distributed in cash in ten annual installments. If a Director's or Executive Committee Member's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after the Distribution Election Date for such Distribution Subaccount, and the amount distributable each calendar year shall be determined by multiplying the balance credited to the Director's or Executive Committee Member's Distribution Subaccount by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the tenth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

         6.3 Hardships. If a Director or an Executive Committee Member experiences a severe financial hardship or rapidly failing health, he or she shall have the right to request an immediate distribution of the balance credited to his or her

Account in cash without regard to any election or elections in effect with respect to such Account under ss. 5 or ss. 6. Any such request shall be made to the Board, and the Director or Executive Committee Member making such request shall provide to the Board such evidence of such severe financial hardship or rapidly failing health as the Board shall request in addition to whatever evidence he or she desires that the Board consider in reviewing his or her request. A request shall be granted if the Board determines (a) (1) that the Director or Executive Committee Member in fact has a severe economic hardship which, if not cured, might adversely affect his or her performance as a Director or Executive Committee Member or (2) that his or her health in fact is rapidly failing and (b) the requested distributions will not violate the securities laws to the extent the distribution will be made from a Distribution Subaccount that is subject to adjustment under ss. 4.3 as if invested in Post Stock; provided, however, if a Director or Executive Committee Member makes such a request based on a severe financial hardship, the distribution made under this ss. 6.3 shall not exceed the amount which the Board determines is sufficient to cure such severe financial hardship. If a request for a distribution under this ss. 6.3 is made by a Director, such Director shall take no part in the Board's deliberations or decisions with respect to such request.

         6.4 Beneficiary.

         (a) Designation. Each Director and each Executive Committee Member shall have the right to designate a person, or more than one person, as his or her Beneficiary to receive the balance credited to his or her Account in cash in the event of his or her death. Any such designation shall be made on a form provided for this purpose and shall be effective when such form is properly completed and delivered (in accordance with the instructions on such form) by the Director or Executive Committee Member to Post before his or her death. A Director or Executive Committee Member may change his or her Beneficiary designation from time to time and, if a Director or Executive Committee Member changes his or her Beneficiary designation at any time, his or her Beneficiary shall be the person or persons designated on the last form which is effective on his or her date of death. If no Beneficiary designation is in effect on the date a Director or Executive Committee Member dies or if no designated Beneficiary survives the Director or Executive Committee Member, the Director's or Executive Committee Member's estate automatically shall be treated as his or her Beneficiary under this Plan.

         (b) Distribution. If a Director's or Executive Committee Member's Beneficiary is a natural person, the Director's or Executive Committee Member's Distribution Subaccount, or each such subaccount, shall be distributed, or shall continue to be distributed, to such person in cash in accordance with the distribution election in effect for the Director or Executive Committee Member on the date of his or her death. If a Director's or Executive Committee Member's Beneficiary is a person other than a natural person, the balance credited to the Director or Executive Committee Member's entire Account shall be distributed to such person in cash in a lump sum as soon as practicable after the Director's or Executive Committee Member's death without regard to any Distribution Election Date or any distribution form which the Director or Executive Committee Member actually had elected.

         6.5 Post Stock. If any deferrals credited to a Distribution Subaccount are subject to adjustment under ss. 4.3 as if invested in Post Stock, any distribution attributable to such deferrals shall be based on the closing price of a share of Post Stock on the Distribution Election Date or, if the distribution is made under ss. 6.3, on the date the Board grants the request for such distribution as such closing price is accurately reported in The Wall Street Journal or, if no closing price is so reported for such date, the last closing price as so reported before the Distribution Election Date.

         6.6 General Assets.

         (a) Director. All distributions to, or on behalf of, a Director under this Plan shall be made from Post's general assets, and any claim by a Director or by his or her Beneficiary against Post for any distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of Post.

         (b) Executive Committee Member. All distributions to, or on behalf of, an Executive Committee Member shall be made from the general assets of Post, Post Apartment Homes or any other Participating Employer responsible for paying the related Bonus or Base Salary, and any claim by an Executive Committee Member or by his or her

                  Beneficiary against Post, Post Apartment Homes or any other Participating Employer for any distribution under this Plan shall be treated the same as a claim of any general and unsecured creditor of such person.

                                    ss. 7.
                                 MISCELLANEOUS

         7.1 Making and Revoking Elections. An election shall be treated as made or revoked under this Plan only when the form provided for making such election or revocation is properly completed and delivered to Post in accordance with the instructions on such form.

         7.2 No Liability. No Director or Executive Committee Member and no Beneficiary of a Director or Executive Committee Member shall have the right to look to, or have any claim whatsoever against, any officers, director, employee or agent of Post, Post Apartment Homes or any other Participating Employer in his or her individual capacity for the distribution of any Account.

         7.3 No Assignment; Binding Effect. No Director, Executive Committee Member or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any purpose whatsoever, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Plan shall be binding on each Director, Executive Committee Member and Beneficiary and on Post, Post Apartment Homes and any other Participating Employer.

         7.4 Construction. This Plan shall be construed in accordance with the laws of the State of Georgia except to the extent such laws are preempted by federal law. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this Plan. All references to the singular shall include the plural and all references to the plural shall include the singular. All definitions in this Plan shall apply exclusively to this Plan.

         7.5 No Contract of Employment. A Director or Executive Committee Member's participation in this Plan shall not constitute a contract of employment or a right to continue to serve on the Board for any particular term or for any particular rate of compensation, and participation in this Plan shall have no bearing whatsoever on such terms or compensation or on any other conditions of employment or for membership on the Board.

         7.6 Amendment and Termination. The Board shall have the right to amend this Plan from time to time and to terminate this Plan at any time; provided, however, the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect a Director's or Executive Committee Member's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account. Finally, this Plan shall be terminated if Post concludes that this Plan is subject to Part 2, Part 3 or
Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended.

         7.7 Administration. Post shall administer this Plan and shall have the power to interpret and make whatever equitable administrative and operational decisions Post deems reasonable and appropriate in light of the purpose of this Plan. Post shall have the right to administer this Plan in whole or in part using Post's own employees or to administer this Plan in whole or in part through a delegate retained by Post to provide recordkeeping or other services in connection with the operation and administration of this Plan.

         7.8 Effective Date. The Plan initially shall be effective only for a Bonus, Base Salary, Meeting Fees and Retainers attributable to periods beginning after January 1, 2000, and this amended and restated Plan shall be effective as of January 1, 2000.



                                              POST PROPERTIES, INC.

                                              By:
                                                 ------------------------------
                                              Title
                                                   ----------------------------